                                                        Exhibit 10.8



                         OFFICE/WAREHOUSE/SHOWROOM LEASE

                            BASIC LEASE INFORMATION

--------------------------------------------------------------------------------

Date of Lease:                                January 15, 1998

Landlord:                                     Century Properties Fund XX

Tenant:                                       The Music Connection Corporation

Name and Location of Building:                Linpro Park I
[Paragraph 1(a)]                              1831 Wiehle Avenue
                                              Reston, Virginia

Net Rentable Area of Premises:                4,523 sq. ft.
[Paragraph 1(b)]

Base Year or Estimated Operating Expenses     Calendar Year 1998
(Circle one):
[Paragraph 1(c) or 1(d)2]

Tenant's percentage Share:                    6.0153%
[Paragraph 1(i)]

Net Rentable Area of Building:                75,191 sq. ft.
[Paragraph 1(i)]

Term Commencement:                            April 1, 1998
[Paragraph 3]

Term Expiration:                              February 28, 2005
[Paragraph 3]

Minimum Rent:*                                $22.50 per sq. ft.
[Paragraph 4(a)]                              (See Addendum One)

Date of First CPI Rental Adjustment:          N/A
[Paragraph 4(b)]

Permitted Use:                                General Office Use
[Paragraph 9]

Security Deposit:                              $8,480.63  Security Deposit
[Paragraph 31]                                 $8,480.63  Advance Rent Deposit
                                              ----------  for First Month's Rent
                                              $16,961.26  Total Cash Deposit
                                              ==========

                                              $50,000.00  Letter of Credit
                                              (See Addendum One)

Tenant's Address for Notices:                 See Addendum One
[Paragraph 36]

Landlord's Address for Notices:               See Addendum One
[Paragraph 36]

Exhibits:
Exhibit A - Legal Description of Building
Exhibit B - Floor Plan of Premises
Exhibit C - Rules and Regulations
Exhibit D - Guaranty

Additional Provisions:                        See Addendum One
[Paragraph 45]


**[Usufruct]
[Paragraph 46]

*Plus applicable sales taxes (for use in Florida
and Arizona only)
**For use in Georgia only.
--------------------------------------------------------------------------------

     The provisions of the Lease identified above in brackets are those provisions where reference to particular Base Lease Information appear. Each reference to an item of Basic Lease Information, wherever it may appear in the Lease, shall incorporate the applicable Basic Lease Information set forth above. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT                                   LANDLORD


By:  /s/ Robert Bernardi                 CENTURY PROPERTIES FUND XX,
   ------------------------------        a California limited partnership
                                         owner of Linpro Park I
By:
   ------------------------------        By: Metric Management, Inc.,
                                             a Delaware Corporation,
                                *            its agent
---------------------------------
Witness                                      By: /s/ Richard A. Faber
                                                ------------------------------
                                                Richard A. Faber
                                *               Vice President
---------------------------------
Witness                                                                      *
                                             ---------------------------------
                                             Witness
Acknowledgment**
                                                                             *
                                             ---------------------------------
Seal***                                      Witness



Ateam/Linpro/basic4.doc



*For use in Florida only
**For use in Washington, Arizona and North and South Carolina.
***For use in Georgia only.

                                TABLE OF CONTENTS
                                                                           Page

1.  Definitions ...........................................................  1
2.  Premises ..............................................................  2
3.  Term ..................................................................  2
4.  Rent ..................................................................  2
5,  Taxes and Assessments .................................................  3
6.  Operating Expenses ....................................................  3
7.  Estimated Payments ....................................................  3
8.  Common Areas ..........................................................  4
9.  Use ...................................................................  4
10. Utilities .............................................................  5
11. Alterations, Fixtures, and Improvements ...............................  5
12. Liens .................................................................  5
13. Repair and Maintenance of Premises ....................................  5
14. Damage and Destruction ................................................  6
15. Indemnification .......................................................  6
16. Insurance .............................................................  6
17. Condemnation ..........................................................  7
18. Compliance with Legal Requirements ....................................  8
19. Assignment and Subletting .............................................  8
20. Rules and Regulations .................................................  8
21. Landlord's Access .....................................................  8
22. Default ...............................................................  8
23. Landlord's Right to Cure Default ...................................... 10
24. Attorney's Fees ....................................................... 10
25. Subordination ......................................................... 10
26. No Merger ............................................................. 11
27. Sale by Landlord ...................................................... 11
28. Estoppel Certificate .................................................. 11
29. Holdover Tenancy ...................................................... 11
30. Parking ............................................................... 11
31. Security Deposit ...................................................... 11
32. No Partnership ........................................................ 11
33. Recording ............................................................. 11
34. Modification and Financing Conditions ................................. 11
35. Waiver ................................................................ 12
36. Notices and Consents .................................................. 12
37. Complete Agreement .................................................... 12
38. Corporate Authority ................................................... 12
39. Limits to Tenant's Remedy ............................................. 12
40. Brokers ............................................................... 12
41. No Light and Air Easement ............................................. 12
42. Miscellaneous ......................................................... 12
43. Signs ................................................................. 12
44. Surrender of Premises ................................................. 13
45. Additional Provisions ................................................. 13
*[46 Usufruct19]


*/For use in Georgia only.

                        OFFICE/WAREHOUSE/SHOWROOM LEASE

     THIS LEASE, DATED January 15, 1998, for purposes of reference only, is made and entered into by and between Century Properties Fund XX ("Landlord") and The Music Connection Corporation ("Tenant").

                                   WITNESSETH:

     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the premises described in paragraph 1 (b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

1. Definitions. Unless the context otherwise specified or requires, the following terms shall have the meanings herein specified:

     (a) The term "Building" shall mean the parcel of real property described on Exhibit A attached hereto, situated in the location and commonly known by the name specified in the Basic Lease Information, which name the Landlord may change at any time, and all other improvements on or appurtenances to such parcel.

     (b) The term "premises" shall mean that portion of a floor of the Building outlined in red on the diagrams attached hereto as Exhibit B. The premises contain the net rentable area specified in the Basic Lease Information.

     (c) The term "Base Year" shall mean the calendar year specified in the Basic Lease Information as the Base Year.

     (d) The term Base Operating Expenses shall mean (i) The operating expenses paid or incurred by Landlord in the Base Year as specified in the Basic Lease Information or (ii) the amount per square foot specified in the Basic Lease Information as "Estimated Operating Expenses," which shall be an estimate of current year expenses. In the event of any conflict regarding Base Operating Expenses, the Base Year shall prevail.

     (e) The term "Operating Expense" shall mean all costs paid or incurred in connection with the operation, maintenance and repair of the Building (excluding those expenses which are the responsibility of Tenant pursuant to paragraphs 6,10,13 and 16 hereof) including without limitation, all costs and expenses paid or incurred with respect to the following: operating, cleaning, sweeping, restriping, repairing and resurfacing the parking lot and driveway areas; maintenance and replanting and landscaping; maintenance, repair and replacement of landscape sprinkler systems, parking bumpers, directional signs and other signs and markets, fire protection systems, lights and light standards (including bulb replacement), drainage systems and utility systems (including heating, ventilation and air-conditioning of the Building, including any common area); janitorial services; operation and maintenance of Building signs, including depreciation on such signs if purchased and rent for such signs if leased; depreciation on all equipment purchased for the purpose of operating and/or maintaining the common area, or rent for such equipment if leased, and maintenance and repair of such equipment; rental of space outside the boundaries of the Building, if needed, for use as storage and/or maintenance of equipment, supplied, props and other items used in connection with the common area; cleaning, maintenance and repair of all sidewalks, including those situated on the perimeter of and outside the boundaries of the Building (but nothing herein contained shall be construed as obligating Landlord to clean, maintain or repair any areas of improvements outside the Building boundaries); operation, maintenance and repair of any public address system, music system. and security and alarm systems, including depreciation on such systems if purchased and rent for such systems if leased; the reasonable cost of personnel to implement such services and to regulate and administer employee parking and to police and provide security for the common area and for the buildings in the Building, including all social security and other contribution, and including workmen's compensation insurance costs paid or incurred with respect to such personnel; all premiums for public liability and property damage insurance (including, without limitation, extended and broad form coverage, risks, mudslide, land subsidence, volcanic eruption, flood and earthquake), workmen's compensations, and rental loss insurance (notwithstanding anything contained in this Lease to the contrary). Tenant's pro rata share of insurance premiums shall be in the same proportion as the rentable area of the premises bears to the total occupied rentable area of all space in all the buildings which are covered by the insurance policies herein described); fees to any property manager (including Landlord if Landlord performs property management services); the cost of compliance with all state, federal or local governmental regulations affecting the Building, including without limitation, any cleanup, removal, remedial or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material (defined in paragraph 9 below) present in or about any part of the Building, including without limitation, the soil or ground water under the Building; any assessment or other charges imposed by any governmental agency including, but not limited to, assessments or other charges related to federal or state environmental protection regulations; all Property Taxes (as defined in subparagraph (h) below) and personal property taxes on all land, improvements and personal property comprising the common area and all costs and expenses incurred by Landlord in attempts to obtain reductions in taxes or assessments affecting the common area (the allocation of such taxes, assessments, costs and expenses between land constituting the common area and land under tenant leased premises to be made on a straight area prorations, and the allocation of such taxes, assessments, costs and expenses, between improvements constituting common area improvements and improvements constituting non-common area improvements to be based upon the respective original construction costs of such improvements); depreciation on mechanical equipment; or rental of such equipment if leased, and maintenance and repair of such equipment, costs of electricity, water and other utilities used with respect to the operation and maintenance of the common area; garbage and refuse removal; audit expenses; reasonable legal expenses incurred in contesting real property tax assessments and in connection with attempts to control trespassing, picketing, demonstrations, gatherings or assemblies, vandalism, thefts and any other interferences with use of the common area by persons not authorized to use the common area.

     (f) The term "common area" shall refer to all areas, spaces, equipment, special services, improvements, and facilities in or near the Building provided by Landlord for the common or joint use and benefit of the occupants of the Building, their officers, agents, employees, servants, customers and invitees, including but not limited to, all parking areas, access roads, streets, driveways, entrances, exits, sidewalks, courts, loading docks, package pick-up stations, ramps, corridors, halls, stairs, retaining walls and landscaped areas.

     (g) The term "Lease Year" shall mean each twelve month period during the term hereof ending on December 31, provided that the first Lease Year shall commence upon the commencement of the term hereof and shall end of the next succeeding December 31, and the last Lease year shall end upon the expiration of the term hereof.

     (h) The term "Property Taxes" shall mean any form of real or personal property taxes, assessments, special assessments, fees, charges, levies, penalties, service payments in lieu of taxes, excises, assessments and charges for transit, housing or any other purpose, impositions or taxes of every kind and nature whatsoever, assessed or levied or imposed by any authority having the direct or indirect power to tax including, without limitation, any city, county, state, or federal government, or any improvement or assessment district of any kind or nature whatsoever, whether or not consented to or joined in by Landlord against the Building or any legal or equitable interest of Landlord therein or any personal property of Landlord used in the operation thereof, whether now or hereafter imposed, whether or not now customary or in the contemplation of the parties on the date of this Lease, excepting only taxes measured by the net income of Landlord from all sources; provided that Property taxes shall not include any taxes, assessments or other charges payable by Tenant pursuant to paragraph 5 below.

     (i) The term "Tenant's percentage share" shall mean the percentage figure specified in the Basic Lease Information. Landlord and Tenant acknowledge the Tenant's percentage share has been obtained by dividing the rentable area of the premises as specified in the Basic Lease Information, by the total occupied rentable area of the existing rental space in the Building as specified in the Basic Lease Information and multiplying such quotient by 100. In the event either the rentable area of the premises or the total occupied rentable area of the Building is changed, Tenant's percentage share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's percentage share shall be determined as of the last day of the calendar quarter.

2. Premises.

     (a) Tenant hereby acknowledges that the premises shall be delivered in an "as is" condition and that Landlord, except as may be expressly agreed by Landlord in writing, has no obligation to alter, repair, renovate, or render fit for Tenant's occupancy, any part of the premises. Landlord reserves to itself the use of the roof, exterior walls and the area beneath the premises, together with the right to install, maintain, use, repair and replace plumbing, telephone facilities, equipment, machinery, connections, pipes, ducts, conduits, and wires leading through the premises and serving other parts of the Building in a manner and in locations which will not unreasonably interfere with Tenant's use.

     (b) In the event Landlord determines to permit early occupancy of the premises and, therefore, informs Tenant in writing that the premises are ready for occupancy prior to the date set forth in the Basic Lease Information for the commencement of the term of the Lease, Tenant shall have the right to take early occupancy of the premises on such date as Landlord and Tenant shall agree in writing, and notwithstanding the provisions of paragraph 3 below, the term of the Lease shall commence upon such occupancy.

     (c) The occupancy by Tenant of the premises shall constitute an acknowledgment by Tenant that the premises are then in good, sanitary and tenantable condition and repair.

3. Term. The term of this Lease shall commence and, unless sooner terminated, shall end on the dates respectively specified in the Basic Lease Information. If Landlord for any reason cannot deliver possession of the premises to Tenant by the date specified for term commencement, this Lease shall not be void or voidable nor shall landlord be liable to Tenant for any damage resulting therefrom, but in that event, provided that the delay is not occasioned by the act or omission of Tenant, rental shall be waived for the period between the commencement of such term and the date when possession is delivered. Provided, however, if Landlord has not delivered the premises to Tenant within six months of the Term Commencement, this Lease shall be deemed null and void without liability to either party, so long as such failure is not due to a delay caused by the act or omission of Tenant.

4. Rent. Tenant shall pay to Landlord as rental for the use and occupancy of the premises, at the times and in the manner hereinafter provided, the following sums of money:

     (a) Tenant shall pay to Landlord [applicable sales taxes and]* minimum rent in the amount specified in the Basic Lease Information per year, payable in equal monthly installments in advance on the commencement of the term hereof and on or before the first day of each and every successive calendar month during the term hereof. If the term commences on other than the first day of a calendar month, the first payment of rent shall be appropriately prorated on the basis of a 30-day month.

     (b) Effective as of the first day of each Lease Year following the first Lease year, the minimum rent set forth in the Basic Lease Information shall be adjusted upward in direct proportion to any increase in the Consumer Price Index measured from the month in which this Lease is dated to the month immediately preceding the Lease Year for which the adjustment is to be made. As used herein, the term "Consumer Price Index" shall mean the Consumer Price Index for All Urban Consumers, all items, U.S. City Average (1967 equals 100), published by the Bureau of Labor Statistics of the United States Department of Labor. In the event that the Bureau of Labor Statistics should cease to publish said Consumer Price Index, Landlord shall have the exclusive right to choose and apply any similar authoritative Consumer Price Index published by any other branch or department of the U.S. Government. In any event, the base used by the new Consumer Price Index shall be approximately reconciled to the 1967 equals 100 base Consumer Price Index. In the event the Consumer Price Index for the month preceding any Lease Year is not available on the commencement date of such Lease Year, Tenant shall continue to pay the minimum rent than in effect until such time as such Consumer Price Index is available; Tenant shall pay to Landlord the full amount of any difference between the minimum rental paid during such interim period and the actual adjusted minimum rental at the time of the next monthly rental payment following notice from Landlord of the adjustment of minimum rental.


*/For use in Florida and Arizona only.

     (c) Tenant shall pay, as additional rent, all sums of money required to be paid to Landlord pursuant to paragraphs 5, 6, 7, 10, 13 and 16 below, and all other sums of money or charges required to be paid by Tenant hereunder in addition to minimum rental, whether or not the same are designated "additional rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as additional rent with the next installment of minimum rental thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord. All amounts of money payable by Tenant to Landlord under this Lease, if not paid when due, shall bear interest from the due date until paid at the rate of the greater of 15% per annum or the prime rate publicly announced by the Bank of America, N.T. & S.A. at its main office in San Francisco, California, but not to exceed the maximum rate of interest permitted by law ("Default Interest"). All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person at such other place as Landlord may from time to time designate in writing to Tenant.

     (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord when due, Tenant shall pay to Landlord a late charge equal to 6% of such overdue amount, provided that if such payment is not received by Landlord within 10 days after the due date such late charge shall be 10% of the overdue amount. The parties hereby agree that such last charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, affect Tenant's obligation to pay interest on the overdue amount as provided above, or prevent Landlord from exercising any of the other rights and remedies available to Landlord hereunder or at law.

5. Taxes and Assessments. In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes, assessments, levies, fees charges and impositions whatsoever levied or imposed or assessed by any authority having the direct or indirect power to tax including, without limitation, any city, county, state or federal government or any improvement or other assessment district, whether or not consented to or joined in by Landlord, payable by Landlord (other than income taxes, measured by the net income of Landlord from all sources), whether or not now customary or within the contemplation of the parties hereto on the date of this Lease: (a) upon, measured by or reasonable attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the premises or by the cost or value of any leasehold improvements made in or to the premises by or for Tenant, other than building standard tenant improvements made by Landlord, regardless of whether title to such improvements shall be in Tenant or Landlord; (b) upon or measured by the rental payable hereunder including. without limitation, any gross income tax or excise tax levied by any city, county, state, federal or other governmental body with respect to the receipt of such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, improvement, alteration, repair, use or occupancy by Tenant of the premises or portion thereof; (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the premises. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after such Imposition as would have been payable to Landlord prior to such Imposition.

6. Operating Expenses. Tenant shall, during the entire term hereof, pay to Landlord Tenant's percentage share of the amount by which all Operating Expenses paid or incurred by Landlord in any Calendar Year exceed Base Operating Expenses, if Base Year used or actual expenses in a calendar year if estimated Operating Expense used. The amount of all sums payable hereunder shall be paid by Tenant to Landlord in the manner set forth in paragraph 7 below.

7. Estimated Payments. Unless otherwise expressly designated herein, all monetary amounts payable by Tenant to Landlord pursuant to this Lease shall be payable as follows:

     (a) During December of each Calendar Year or as soon thereafter as practicable, Landlord shall give Tenant Notice of its estimate of amounts payable hereunder for the ensuing Calendar Year. On or before the first day of each month during the ensuing Calendar Year, Tenant shall pay to Landlord 1/12 of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month such notice is given. If at any time or times it appears to Landlord that the amounts payable for the current Calendar Year will vary from its estimate by more than 5%, Landlord shall, by notice to Tenant, revise its estimate for such year, in which case subsequent payments by Tenant for such year shall be based upon such revised estimate.

     (b) Within 90 days after the close of each Calendar Year or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of amounts payable for such Calendar Year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such Calendar Year previously made by Tenant and Tenant is not in default hereunder, Tenant shall receive a credit in the amount of such excess against the next installments due under paragraphs 6 and 7 hereof. If on the basis of such statement, Tenant owes an amount that is more than the estimated payments for such Calendar Year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement

     (c) If this Lease shall terminate on other than the last day of a calendar year, the adjustment in rent applicable to the Calendar Year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such Calendar Year to and including such expiration date bears to 365. If the adjustment in rent is not determined until after the termination of this Lease, any excess amounts due Tenant or deficiency amounts due Landlord shall be paid in cash within 30 days after delivery of the statement setting forth such adjustment determination.

     (d) Notwithstanding the foregoing, if, at any time, Landlord incurs for any item actual costs or expenses which are reimbursable in whole or in part by Tenant pursuant to this Lease and such costs or expenses are in excess of the estimated amount budgeted for such item and otherwise payable by Tenant, then, upon written demand from Landlord accompanied by a statement of such costs of expenses, Tenant shall immediately pay to Landlord the full amount of any excess reimbursable costs or expenses.

8. Use and Maintenance of Common Area.

     (a) The use and occupation by Tenant of the premises shall include a right to the use in common with others entitled thereto of the common areas and other facilities as may be designated from time to time by Landlord, subject, however, to the terms and condition of this Lease. All common areas and facilities not within the premises, which Tenant may be permitted to use and occupy pursuant to this paragraph, are to be used and occupied under a revocable license, and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

     (b) Landlord shall at all times dining the term of this Lease have the following rights with respect to the common area:

           (1) Landlord shall have the right from time to time to make changes in common area, except that Landlord shall not make any materially detrimental change in the parking ratio or in the nature of the parking facilities concerning that portion of the common area which is reasonably and customarily used by Tenant's customers.

           (2) Landlord shall have the right to establish and from time to time change, alter, amend and to enforce against Tenant and other users of the common areas, such reasonable rules and regulations (including the exclusion of employees' parking therefrom) as may be deemed necessary or advisable for the proper and efficient operation and maintenance of the common area.

           (3) Landlord shall have the sole and exclusive control of the common area, and may at any time and from time to time exclude and restrain any person from use or occupancy thereof, excepting however, bona fide customers, patrons and service suppliers of Tenant, and other tenants of Landlord who make use of the common area in accordance with the rules and regulations established by Landlord from time to time with respect thereof. Nothing herein shall limit the rights of Landlord at any time to remove any authorized persons from the common area or to restrain the use of any of said area by unauthorized persons.

           (4) Landlord shall have the right to post temporary or permanent signs and to temporarily close any portion or all of the common area from time to time and to such extent as Landlord reasonably deems necessary to prevent a dedication or other prescriptive right therein in favor of the public or any group or individual and to prevent the accrual of any such right, and Landlord shall have the right by temporary closure or other reasonable means to discourage or prevent the use of the common area by persons other than those expressly authorized hereby.

           (5) Landlord shall have the right to designate specific areas from time to time, either in the Building or reasonably close thereto, for the parking of vehicles of the employees of Tenant. If a vehicle of Tenant or its officers, agents or employees is at any time parked in a part of the Building other than the designated area, Landlord shall have the right to have the vehicle towed and to collect towing and storage charges as a condition of releasing such vehicle to its owner.

 9. Use.

     (a) The premises shall be used solely for the permitted use as described in the Basic Lease Information and no other. Tenant shall not use or permit the premises to be used for any other purpose without Landlord's prior written consent. Landlord and Tenant hereby further acknowledge that the identity of Tenant, the specific character of Tenant's business and anticipated use of the premises and the relationship between such use and other uses within the Building has been material consideration to Landlord's entry into this Lease. Any material change in the character of Tenant's business or use shall constitute a default under this Lease.

     (b) Tenant shall not do or permit to be done in, on or about the premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Building, or cause a cancellation of any insurance policy covering the Building or any part thereof of any of its contents. Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants of the Building or injure or annoy them, or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose. Nor shall Tenant cause, maintain or permit any nuisance in or about or commit or suffer to be committed any waste in or upon the premises.

     (c) Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the premises or the Building. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the premises or the Building caused or permitted by Tenant results in contamination of the premises or the Building then Tenant shall indemnify, defend and hold Landlord harmless for, from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, reasonable attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal state or local governmental agency or political subdivision because of Hazardous Material present in or about any part of the Building including, without limitation, the soil or ground water under the Building.

     As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any federal, state or other local governmental authority including, without limitation, any material or substance which is designated as a "hazardous substance" pursuant to
Section 311 of
the Federal Water Pollution Control Act (33 U.S.C. Subsection 1317), defined as "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, (42 U.S.C. 6901 et seq.), or defined as a "hazardous waste" pursuant to Section 1010 of the comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. Subsection et seq.).

10. Utilities. Tenant shall pay all initial utility deposits and fees, and all monthly service charges for water, electricity, sewage, gas, telephone and any other utility services furnished to the premises and the improvements thereon during the entire term of this Lease. In the event any such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant shall pay to Landlord its pro rata share of the cost of such services, as determined by Landlord, together with its pro rata share of the cost of making such determination. Landlord shall not be liable for any reason for any loss or damage resulting from an interruption of any of the above services.

11.  Alteration, Fixtures and Improvements.

     (a) Tenant shall not make or suffer to be made any alterations, additions, or improvements to or of the premises or any part thereof, or attach any fixture or equipment thereto, without first obtaining Landlord's written consent Any alterations, additions or improvements to the premises consented to by Landlord shall be made by Tenant at Tenant's sole cost and expense according to plans and specifications approved by Landlord. Landlord may require, at its option, that Tenant provide Landlord at Tenant's sole cost and expense, payment and performance bonds in an amount equal to twice the estimated cost of any contemplated alternations, fixtures, and improvements, to insure Landlord against any liability for mechanic's or materialmen's liens and to insure the completion of such work. All alternations, additions, fixtures and improvements, whether temporary or permanent in character, made in or upon the premises either by Tenant or Landlord (other than furnishings, trade fixtures and equipment installed by Tenant), shall be Landlord's property and, at the end of the term hereof, shall remain on the premises without compensation to Tenant; provided that, if Landlord so requests, Tenant shall remove all such alterations, fixtures and improvements from the premises and return the premises to the condition in which they were delivered to Tenant. Upon such removal Tenant shall immediately and fully repair any damage to the premises occasioned by the removal.

     (b) Landlord may perform or cause to be performed, substantial renovation and remodeling to the exterior and interior of the Building and Landlord reserves the right to enter the premises in connection therewith. Landlord shall reasonably attempt to minimize any interruption of Tenant's business caused by such renovation and remodeling.

12. Liens. Tenant shall keep the premises and the Building free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant. In the event that Tenant shall not, within 10 days following the imposition of any such lien, cause the same to be released of record, Landlord shall have in addition to all other remedies provided herein and by law, the right but not the obligation to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such liens.

     All sums incurred by it in connection therewith including, without limitation, any attorneys' fees, court costs, and expenses of litigation, together with Default Interest thereon, shall be payable to Landlord by Tenant on demand. Nothing in this Lease shall be construed in any was as constituting the consent or request of the Landlord, expressed or imposed, by inference or otherwise to any contractor, subcontractor, laborer, or materialmen, for the performance of any labor, or the furnishing of any material for any specific improvement, alteration and repair of or to the premises or as giving Tenant the right, power or authority, to contract for or permit the rendering of any service or the furnishing of any material that would give rise to the filing of any mechanic's liens against the premises. Landlord shall have the right to post and keep posted on the premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the premises and the Building from such liens, and Tenant shall give Landlord at least 5 days' prior notice of date of commencement of any construction on the premises in order to permit the posting of such notices.

 13. Repairs and Maintenance.

     (a) Tenant shall at all times during the term of this Lease keep and maintain at its own cost and expense, in good order, condition and repair the entire premises (including without limitation, all improvements, fixtures and equipment thereon) making all repairs and replacements interior and exterior, above or below ground, and ordinary or extraordinary; provided, however, that if the premises are only a portion of a building which contains other leasable space, then Landlord shall keep in good order, condition and repair the foundations and exterior walls (excluding the interior of all walls and the exterior and interior of all doors, plate glass, display and other windows, and excluding interior ceiling) of the premises, except for any damage thereto caused by any act, negligence or omission of Tenant or Tenant's employees, agents, contractors or customers, except for reasonable wear and tear and except for any structural alterations or improvements required by any governmental agency by reason of Tenant's use and occupancy of the premises. Tenant shall reimburse Landlord for Tenant's pro rata share of the costs which Landlord incurs in performing its foregoing repair and maintenance obligations with respect to all of the building within the Building which Landlord is obligated to repair and maintain. Tenant's pro rata share shall be in the same proportion as the rentable area of the premises bears to the total occupied rentable area of all of the buildings in the Building which Landlord is obligated to repair and maintain. Reimbursement by Tenant to Landlord for its share of such costs shall be made in the manner set forth in paragraphs 6 and 7 hereof. It is an express condition precedent to all obligations of Landlord to repair that Tenant shall have notified Landlord in writing of the need for such repair. If Landlord shall fail to commence the making of repairs as it is obligated to do by the terms hereof within thirty (30) days after such notice and the failure to repair has materially interfered with Tenant's use of the premises, Tenant's sole right and remedy for such failure on the part of the Landlord shall be to cause such repairs to be made and to charge Landlord the reasonable cost therefor; provided that, if the repair to be performed by Landlord is of an emergency type and if Landlord after receiving notice from Tenant of such emergency fails to commence repair of same as soon as reasonably possible, Tenant may do at Landlord's cost without waiting thirty (30) days.

     (b) Tenant's obligation to keep and maintain the premises in good order, condition and repair shall include, without limiting the generality of Tenant's obligation, all plumbing and sewage facilities in the premises, floors (including floor coverings), doors, locks and closing devices, window casements and frames, glass and plate glass, grilles, all electrical facilities and equipment, HVAC system and equipment, all other appliances and equipment of every kind and nature, and all landscaping upon, within or attached to the premises. In addition, Tenant shall at its sole cost and expense install or construct any improvements, equipment, or fixtures required by any governmental authority or agency as a consequence of Tenant's use and occupancy of the premises. Tenant shall replace any damaged plate glass within forty-eight (48) hours of the occurrence of such damage.

     (c) Landlord shall assign to Tenant, and Tenant shall have the benefit of, any guarantee or warranty to which Landlord is entitled under any purchase, construction or installation contract relating to a component of the premises which Tenant is obligated to repair and maintain. Tenant shall have the right to call upon the contractor to make such adjustments, replacements, or repairs which are required to be made by the contractor under such contract.

     (d) Landlord may at Landlord's option employ and pay a firm satisfactory to Landlord, engaged in the business of maintaining systems, to perform periodic inspections of the HVAC systems serving the premises and to perform any necessary work, maintenance or repair thereon, provided said rates are competitive. In such event, Tenant shall reimburse Landlord for all sums paid by Landlord in connection therewith, such reimbursement to be made in the manner set forth in paragraph 6 and 7 above.

     (e) Upon the expiration or termination of this Lease, Tenant shall surrender the premises to Landlord in good order, condition and state of repair, ordinary wear and tear excepted. Tenant hereby waives the right to make repairs at Landlord's expense under the provisions of any laws permitting repairs by a tenant at the expense of a landlord to the extent allowed by law; Landlord and Tenant have by this Lease made specific provision for such repairs and have expressly defined their respective obligations.

14. Damage and Destruction.

     (a) If the premises of the portion of the Building necessary for Tenant's occupancy should be damaged or destroyed during the term hereof by any casualty insurance under standard fire and extended coverage insurance policies, Landlord shall (except as hereafter provided) repair or rebuild the premises to substantially the condition in which the premises were immediately prior to such destruction.

     (b) Landlord's obligation under this paragraph shall in no event exceed the lesser of (1) with respect to the premises, the scope of building standard improvements installed by Landlord in the original construction of the premises, or (2) the extent of proceeds received by Landlord of any insurance policy maintained by Landlord pursuant to paragraph 16(b) below, unless Landlord nevertheless elects to repair or rebuild the premises.

     (c) The minimum rent shall be abated proportionately during any period in which, by reason of any damage or destruction not occasioned by the negligence or willful misconduct of Tenant or Tenant's employees or invitees, there is a substantial interference with the operation of the business of Tenant. Such abatement shall be proportional to the measure of business in the premises which Tenant may be required to discontinue. The abatement shall continue for the period commencing with such destruction or damage and ending with the completion by Landlord of such work, repair or reconstruction as Landlord is obligated to do.

     (d) Notwithstanding the foregoing, if the premises, or the portion of the Building necessary for Tenant's occupancy should be damaged or destroyed (1) to the extent of 10% or more of the then replacement value of either, (2) in the last 3 years of the term hereof, (3) by a cause of casualty other than those covered by fire and extended coverage insurance, or (4) to the extent that it would take, in Landlord's opinion, in excess of ninety (90) days to complete the requisite repairs, then Landlord may either terminate this Lease or elect to repair or restore said damage or destruction, in which event Landlord shall repair or rebuild the same as provided in subparagraph (a) above. If such damage or destruction occurs and this Lease is not so terminated by Landlord, this Lease shall remain in full force and effect The parties hereby waive the provisions of any law that would dictate automatic termination or grant either party an option to terminate in the event of damage or destruction. Landlord's election to terminate Landlord's obligation under this paragraph shall be exercised by written notice to Tenant given within sixty (60) days following the damage or destruction. Such notice shall set forth the effective date of the termination of this Lease.

     (e) Upon the completion of any such work of repair or restoration by Landlord, Tenant shall forthwith repair and restore all other parts of the premises including without limitation, non-building standard leasehold improvements and all trade fixtures, equipment, furnishings, signs and other improvements originally installed by Tenant, subject to the requirements of paragraph 11(a) above.

     (f) Tenant agrees during any period of reconstruction or repair of the premises to continue the operation of its business in the leased premises to the extent reasonably practicable from the standpoint of good business.

15. Indemnification. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the premises of the Building by or from any cause whatsoever, including, without limitation, acts of other tenants or other third parties, gas fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the premises or the Building. Tenant shall hold Landlord and any ground landlord harmless for, from and against and defend Landlord against any and all claims, liability, damage or loss, and for, from and against all costs and expenses, including reasonable attorneys' fees, arising out of any injury to or death of any person or damage to or destruction of any property, from any cause whatsoever (except any cause resulting solely from the gross negligence or willful act of Landlord, its authorized agents or employees) occurring in or about the premises or the Building and, if occurring on or about any portion of the common areas or elsewhere in or about the Building, when such injury or damage shall be caused in whole or in part by the act, neglect, default or omission of any duty by Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the premises, including any failure of Tenant to observe or perform any of its obligations hereunder. The provisions of this paragraph 15 shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

16.  Insurance.

     (a) Tenant shall procure and maintain in full force and effect during the entire term hereof, at its own expense and in companies acceptable to Landlord, the following policies of insurance:

           (1) Comprehensive liability insurance, including property damage, insuring Landlord and Tenant (and any mortgagee, ground landlord or other person or persons having an insurable interest in the Building, as Landlord may designate hereinafter called "additional designated insured") from and against all claims, demands, actions or liability for injury to or death of any persons, and for damage to property arising from or related to the use of occupancy of the premises or the operation of Tenant's business. No deductible shall be carried under this coverage without the prior written consent of Landlord. Such policy shall contain, but not be limited to; coverage for premises and operations, products and completed operations, blanket contractual, personal injury, operations, ownership, maintenance and use of owned, non-owned, or hired automobiles, bodily injury and property damage. The policy shall have limits in amounts not less than one million dollars ($1,000,000.00) per person and per occurrence. This insurance shall carry a contractual coverage endorsement specifically insuring the performance by Tenant of its indemnity agreement contained in paragraph 15 above. If in the opinion of Landlord's insurance advisor, based on a substantial increase in recovered liability claims, the aforesaid amounts of coverage are no longer adequate, then such coverage shall be proportionately increased.

           (2) Worker's Compensation Insurance and Employer's Liability Insurance shall have a minimum coverage of one million dollars ($1,000,000.00) per person and per occurrence.

           (3) Fire Insurance with standard extended coverage of "all risk" endorsement including, without limitation, vandalism and malicious mischief, to the extent of 90% of the replacement value of all furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property and leasehold improvements from time to time situated in, on or upon the premises. As long as this Lease is in effect, the proceeds from any such insurance shall be held in trust to be used only for the repair or replacement of the improvements, fixtures and other property so insured.

     (b) Landlord may elect to procure and maintain liability insurance and insurance covering fire and such other risks of direct or indirect loss or damage as it deems appropriate, including extended and broad form coverage risks, mudslide, land subsidence, volcanic eruption, flood and earthquake, on leasehold improvements in the Building. Tenant shall reimburse Landlord for the costs of all such insurance as part of Operating Expenses reimbursable pursuant to paragraph (6). Any insurance coverage herein provided shall be for the benefit of Landlord, Tenant and any additional designated insured, as their interests may appear. Tenant shall not adjust losses or execute proofs of loss under such policies without Landlord's prior written approval.

     (c) Should this Lease be cancelled pursuant to the provisions of paragraph 14 above by reason of damage or destruction and Tenant is thus relieved of its obligation to restore or rebuild the improvements on the premises, any insurance proceeds for damage to the premises, including all fixtures and leasehold improvements thereon, shall belong to Landlord, free and clear of any claims by Tenant.

     (d) All policies of insurance described in this paragraph 16 of which Tenant is to procure and maintain, shall be issued by good, responsible companies, reasonably acceptable to Landlord and any additional designated insureds within ten (10) days after delivery of possession of the premises to Tenant and thereafter within thirty (30) days prior to the termination or expiration of the term of each existing policy. All public liability and property damage policies shall contain the following provisions: (1) Landlord, and any additional designated insureds although named as insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to them, their servants, agents and employees by reason of the negligence of Tenant, its officers, agents or employees; (2) the company writing such policy shall agree to give Landlord and any additional designated insured not less than thirty (30) days' notice in writing prior to any cancellation, reduction or modification of such insurance; and (3) at the election of Landlord's mortgagee, the proceeds of any insurance shall be paid to a trustee or depository designated by Landlord's mortgagee. All public liability, property damage and other casualty policies shall be written as primary policies, not entitled to contribution from, nor contributing with, any coverage which Landlord may carry.

     (e) Notwithstanding anything to the contrary within this paragraph. Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that (1) Landlord and such other persons shall be named as additional insureds thereunder as their interest may appear; (2) the coverage afforded to Landlord and such other persons will not be reduced or diminished by reason of the use of such blanket policy of insurance; and (3) all other requirements set forth herein are otherwise satisfied.

     (f) If Tenant should fail either to acquire the insurance required pursuant to this paragraph 16 and to pay the premiums therefor or to deliver required certificates or policies, Landlord may in addition to any other rights and remedies available to Landlord, acquire such insurance and pay the requisite premiums therefor, which premiums shall be payable by Tenant to Landlord immediately upon demand.

     (g) Landlord and Tenant hereby waive any rights each may have against the other for loss or damage to its property, or property in which it may have an interest, where such loss is caused by a peril of the type generally covered by fire insurance with extended coverage or arising from any cause which the claiming party was obligated to insure against under this Lease, and each party on behalf of its insurer waives any right of subrogation that the insurer might otherwise have against the other party. The parties agree to cause their respective insurance companies insuring the premises or insuring their property on or in the premises to execute a waiver of any such rights of subrogation.

17. Condemnation.

     (a) The term "total taking" means the taking of the fee title or Landlord's master leasehold estate to so much of the premises or a portion of the Building necessary for Tenant's occupancy by right of eminent domain or other authority of law, or a voluntary transfer under the threat of the exercise thereof, that the premises are not suitable for Tenant's intended use. The term "partial taking" means the taking of only a portion of the premises or the Building which does not constitute a total taking as above defined.

     (b) If during the term hereof there shall be a total taking, then this Lease, and the leasehold estate of Tenant in and to the premises, shall cease and terminate as of the date possession is taken. As used in this paragraph the phrase "date possession is taken" means the date of taking actual physical possession thereof by the condemning authority of such earlier date as the condemning authority gives notice that it shall be deemed to have taken possession.

     (c) If during the term hereof there shall be a partial taking of the premises, this Lease shall terminate as to the portion of the premises taken on the date on which actual possession of the portion of the premises is taken pursuant to the eminent domain proceedings and this Lease shall continue in full force and effect as the remainder of the premises. The minimum rent payable by Tenant for the balance of the term shall be abated in the ratio that the net rentable area of the premises taken bears to the net rentable area of the premises immediately prior to such taking, and Landlord shall make all necessary repairs or alterations to make the remaining premises a complete architectural unit.

     (d) All compensation and damages awarded for the taking of the premises, any portion thereof, or the whole or any portion of the common areas or Building shall, except as otherwise herein provided belong to and be the sole property of Landlord, and Tenant shall not have any claim or be entitled to any award for diminution in value of its rights hereunder or for the value of any unexpired term of this Lease; provided, however, that Tenant shall be entitled to make its own claim for, and receive separate award that may be made for Tenant's loss of business or for the taking of or injury to Tenant's improvements, or on account of any cost or loss Tenant may sustain the removal of Tenant's trade fixtures, equipment, and furnishing, or as a result of any alterations, modifications or repairs which may be reasonably required by Tenant in order to place the remaining portion of the premises not so condemned in a suitable condition for the continuance of Tenant's occupancy. The Tenant's award pursuant to this subparagraph shall not reduce Landlord's award.

     (e) If this Lease is terminated pursuant to the provisions of this paragraph 17, then all rentals and other charges payable by Tenant to Landlord hereunder shall be paid up to the date upon which possession shall be taken by the condemning agency and any rentals and other charges paid in advance and allocable to the period after the date possession is taken, shall be repaid to Tenant by Landlord, and the parties shall thereupon be released from all further liability hereunder.

18. Compliance With Legal Requirements. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the premises, as they relate to or affect the condition, use or occupancy of the premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant or Tenant's use of the premises.

19. Assignment and Subletting. Tenant shall not assign this Lease, or any interest herein, and shall not sublet the said premises, or any part thereof or any right or privilege appurtenant thereto, or suffer any other person (the agents, servants, business visitors and customers of Tenant excepted) to occupy or use the premises or any part thereof without the written consent of Landlord provided, however, that Landlord's consent thereto shall not be unreasonably withheld; and a consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Any such assignment or subletting without such consent shall be void and shall at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law, without the written consent of Landlord.

20. Rules and Regulations. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit C and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of such rules and regulations.

21. Landlord's Access. Landlord may enter the premises at reasonable hours to
(1) inspect the same; (2) exhibit the same to prospective purchasers, mortgagees or tenants; (3) determine whether Tenant is complying with all its obligations hereunder; (4) supply any service to be provided by Landlord to Tenant hereunder, (5) post notices of non-responsibility; (6) post `To Lease' signs of reasonable size upon the premises during the last 90 days of the term hereof; and (7) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility service or make repairs, alterations or additions to the premises or any other portion of the Building, provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible and that any repairs, alterations, or additions to the premises shall, when completed, not materially and adversely affect Tenant's use of the premises. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business and any loss of occupancy or quiet enjoyment of the premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the premises. Any entry to the premises obtained by Landlord by any means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the premises or an eviction, actual or constructive, of Tenant from the premises, or any portion thereof.

22. Default If: (1) Tenant shall fail to pay any rent or other sum payable hereunder for a period of five (5) days after the same is due; (2) Tenant shall fail to observe, keep or perform any of the other terms, covenants, agreements or conditions contained herein or in the rules and regulations to be observed or performed by Tenant and such default continues for a period of thirty (30) days after notice by Landlord or beyond the time reasonably necessary for cure if such default is of a nature to require in excess of thirty (30) days to remedy;
(3) Tenant shall become bankrupt or insolvent or make a transfer in fraud of creditors, or make an assignment for the benefit of creditors, or take or have taken against Tenant any proceedings of any kind under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act or, in the event any such proceedings are involuntary, such involuntary proceedings are not dismissed within sixty (60) days thereafter; (4) a receiver is appointed for a substantial part of the assets of Tenant; (5) Tenant shall vacate or abandon the premises; or (6) this Lease or any interest of Tenant hereunder shall be levied upon by any attachment or execution, then any such event shall constitute an event of default by Tenant. Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in additions to any other rights and remedies given hereunder or by law do any of the following:

     (a) Landlord shall have the right, so long as such default continues to give notice of termination to

Tenant. On the date specified in such notice (which shall not be less than three
(3) days after the giving of such notice) this Lease shall terminate.

     (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter, re-enter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

     (c) The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (1) the amount at the time of award of (A) unpaid rental earned and other sums owed by Tenant to Landlord hereunder, as of the time of termination, together with interest thereon as provided in this Lease, (B) the amount by which the unpaid rent which would have been earned during the period from termination until the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent), (2) all legal expenses and other related costs incurred by Landlord following Tenant's default including reasonable attorneys' fees incurred in collecting any amount owed hereunder, (3) all costs incurred by Landlord in restoring the premises to good order and condition, or in remodeling, renovating or otherwise preparing the premises for reletting, and (4) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the premises. For the purpose of determining the unpaid rent in the event of a termination of this Lease, the monthly rent reserved in this Lease shall be deemed to be the sum of
(1) the minimum rent and (2) the Operating Expense charge and any other amounts last payable by Tenant pursuant to paragraphs 5, 6, 7, 10, 13 and 16 above.

     (d) Following the termination of this Lease or Tenant's right to possession hereunder (or upon Tenant's failure to remove its personal property from the premises after the expiration of the term of this Lease), Landlord may remove any and all personal property located in the premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant; such warehouser shall have all rights and remedies provided by law against Tenant as the owner of such property. In addition, in the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless for, from and against any and all losses, costs and damages, including without limitation all costs of court and attorneys' fees of Landlord occasioned thereby. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact with the rights and powers necessary in order to effectuate the provisions of this subparagraph (d). Such appointment shall be deemed coupled with an interest.

     (e) Landlord shall have the right to cause a receiver to be appointed in any action against Tenant to take possession of the premises and to collect the rents or profits derived therefrom. The appointment of such receiver shall not constitute an election on the part of Landlord to terminate this Lease unless notice of such intention is given to Tenant.

     (f) Even though Tenant has breached this Lease and/or abandoned the premises, this Lease shall continue in effect for so long as Landlord does not terminate this Lease, the Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental in periodic actions as it becomes due under this Lease. In such event, Landlord may re-enter the premises and remove all persons and property if the premises have not been vacated, using any available summary proceeding, without such re-entry or removal being deemed a termination or acceptance of surrender of this Lease. Landlord may then elect to relet the premises for the account of Tenant for a period which may extend beyond the term hereof, and upon such other terms as Landlord may reasonably deem appropriate. Tenant shall reimburse Landlord upon demand for all costs incurred by Landlord in connection with such reletting, including, without limitation, necessary restoration, renovation, or improvement costs, reasonable attorneys' fees and brokerage commissions. The proceeds of such reletting shall be applied first to any sums then due and payable Landlord from Tenant, including the reimbursement described above. The balance, if any, shall be applied to the payment of future rent as it becomes due hereunder.

     (g) Tenant hereby grants to Landlord a continuing personal property lien and security interest in (1) all fixtures, furnishings and equipment now owned or hereafter acquired by Tenant that are located in the premises and used in connection with the operation of Tenant's business in the premises and all proceeds from the sale or other disposition of such fixtures, furnishings and equipment, and (2) Tenant's interest under any lease of such fixtures, furnishings and equipment (hereinafter collectively referred to as the "Collateral"), as security for the full and faithful performance by Tenant of all of its obligations under the Lease. This lien and security interest are given in addition to Landlord's statutory lien, if any, and shall be cumulative thereto. Tenant hereby waives any exemption laws, to the extent permitted by law. As to the fixtures, furnishings and equipment that constitute part of the Collateral, Tenant shall keep the Collateral in good condition and repair and shall not remove the Collateral from the premises, provided that so long as Tenant is not in default under the Lease, Tenant shall have the right to discard or dispose of, in the ordinary course of its business in the premises, items of the Collateral which become broken, inoperable, obsolete or useless to the operation of Tenant's business in the premises, and provided further that Tenant shall replace all items of the Collateral necessary to keep the premises fully fixturized, furnished and equipped. As to any equipment lease that constitutes part of the Collateral, Tenant shall perform the terms thereof and not permit the same to be modified, amended or terminated without Landlord's prior written consent. If Landlord so elects, a breach of the foregoing covenants shall constitute an event of default under this Lease. Upon the occurrence of an event of default under the Lease, Landlord shall have all of the rights and remedies provided for by law in respect to this security interest. Tenant hereby waives all right to require Landlord to proceed against Tenant or any other person, firm or corporation, to apply any Collateral it may hold at any time or to apply any Collateral in any order, or to pursue any other remedy whatsoever which it may possess. Tenant hereby authorizes and empowers Landlord to exercise its right and remedies under this paragraph without taking any action against any other person, firm or corporation and without proceeding against or applying any Collateral held by it or for its benefit, in its sole discretion. At Landlord's request, concurrently with the execution of the Lease at anytime thereafter, Landlord and Tenant shall execute and file appropriate Financing Statement covering the Collateral. Tenant shall execute and deliver to Landlord any further documents which it may reasonably request in order to perfect the security interest created hereby.

     [(h) Landlord may change door locks if Tenant is delinquent in paying rent, provided Landlord posts notices as required by law. If Tenant abandons the premises, Landlord may permanently change the locks and Tenant shall not be entitled to a key or re-entry. No other notice requirements or lockout rights shall apply and Tenant Waiver any and all duties and/or liabilities imposed on Landlord by Section 92.008, TX. Prop. Code.]*

23. Landlord's Right to Cure Default. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall have become an event of default under paragraph 22 above, Landlord may, but shall not be obligated to so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand together with Default Interest from the date of expenditure by Landlord until repaid.

24. Attorneys' Fees. If as a result of any breach or default in the performance of any of the provisions of this Lease or in order to enforce its rights hereunder, Landlord uses the services of an attorney in a nonjudicial action, at trial, or upon an appeal, to secure compliance with such provisions or recover damages therefor, to exercise such rights, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all reasonable attorneys' fees and expenses so incurred by Landlord. If Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover for the fees of its attorneys in such amount as the court may adjudge reasonable. Tenant, to the extent permitted by law, does hereby waive any further right to attorneys' fees provided by applicable state or federal law.

25. Subordination.

     (a) This Lease shall be subject and subordinated at all times to all ground or underlying leases which may hereafter by executed affecting the Building, and the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing
(1) in the event of termination for any reason whatsoever of any ground or underlying lease hereafter executed, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant shall attorn to the Landlord of any such ground or underlying Lease, or, if requested, enter into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contain; (2) in the event of a foreclosure of any such mortgage or deed of trust hereafter executed or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Tenant thereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant shall attorn to the purchaser at such foreclosure, sale or other action or proceeding; and (3) Tenant agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease, ground or underlying leases, and to the lien of any such mortgages or deeds of trust as may reasonably be required by Landlord. Tenant's covenants to subordinate this Lease to ground or underlying leases, and mortgages or deeds of trust hereafter executed is conditioned upon each such senior instrument containing the commitments specified in the preceding clauses (1) and (2); and (4) Tenant further waives the provisions of any statue or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant hereunder in the event of such foreclosure or sale.

     (b) Tenant shall mail by certified or registered post, return receipt requested, or personally deliver to any landlord under a ground lease or mortgage lender a duplicate copy of any and all notices in writing which Tenant may from time to time give to or serve upon Landlord pursuant to the provisions of this Lease, and such copy shall be mailed or delivered at, or as near as possible to, the same time such notices are given or served by Tenant. No notice by Tenant to Landlord hereunder shall be deemed to have been given unless and until a copy thereof shall have been so mailed or delivered to any ground lease landlord or mortgage lender. Upon the execution of any ground lease or mortgage, Tenant shall be informed in writing of the vesting of the interest evidenced by the ground lease or mortgage.

     (c) Should any event of default by Landlord under this Lease occur, any ground lease landlord or mortgage lender shall have thirty (30) days after receipt of written notice from Tenant setting forth the nature of such event of default within to remedy the default; provided that in the case of a default which cannot with due diligence be cured with such 30-day period, the ground lease landlord or mortgage lender shall have the additional time reasonably necessary to accomplish the cure, provided that (i) it has commenced the curing within such thirty (30) days and (ii) thereafter diligently prosecutes the cure to completion. If the default is such that the possession of the premises may be reasonably necessary to remedy the default, any ground lease landlord or mortgage lender shall have a reasonable additional time after the expiration of such 30-day period within which to remedy such default, provided that (i) it shall have fully cured any default in the payment of any monetary obligations of Landlord under this Lease within such thirty (30) day period and shall continue to pay currently such monetary obligations as and when the same are due and (ii) it shall have acquired Landlord's estate or commenced foreclosure or other appropriate proceedings within such period, or prior thereto, and is diligently prosecuting any such proceedings.

*/For use in Texas only.

26. No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

27. Sale by Landlord. In the event the original Landlord hereunder, or any successor owner of the Building shall sell or convey the Buildings, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

28. Estoppel Certificate. At any time from time, but on not less than ten (10) days prior notice by Landlord, Tenant will execute, acknowledge and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each such modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in said certificates, and (d) such other matters as may be reasonably requested by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver such certificate if Tenant shall fail to do so within the above-prescribed time period. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust of the Building.

29. Holdover Tenancy. If, without objection by Landlord, Tenant holds possession of the premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon all of the terms specified in this Lease as applicable immediately prior to expiration of such term except that minimum rent will be 150% of that applicable immediately prior to expiration of such term. Each party shall give the other notice of its intention to terminate such tenancy at least one month prior to the date of such termination.

30. Parking.

     (a) Any parking areas appurtenant or within the Building, or designated thereof, shall be available for the use of tenants of the Building, and, to the extent designated by Landlord, the employees, agents, customers and invitees of said tenants, subject to the rules, regulations, charges and rates as set forth by the Landlord from time to time; provided, however, that Landlord may restrict to certain portions of the parking areas, parking for Tenant or other tenants of the Building and their employees and agents, and may designate other areas to be used only by customers and invitees of tenants of the Building. Notwithstanding anything herein contained, Landlord reserves the right from time to time to make reasonable changes in, additions to, and deletions from parking areas as now or hereafter constituted.

     (b) Landlord, or its agents, shall have the right to cause to be removed any cars, trucks, trailers, or other motorized or nonmotorized vehicles of tenants, its employees, agents, guests or invitees that are parked in violation hereof or in violation of regulations of the Building, without liability of any kind to Landlord, its agents or employees, and Tenant agrees to hold and defend it against any and all claims, losses, or damages and demands asserted or arising in respect to or in connection with the removal of any such vehicles as aforesaid.

31. Security Deposit. Tenant has deposited with Landlord the sum specified in the Basic Lease Information (the "deposit"). The deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the deposit, Tenant shall within ten (10) days after demand therefore deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof. Tenant's failure to so do shall be a material breach of this Lease. Landlord shall not be required to keep the deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration or earlier termination of the term hereof, and after Tenant has vacated the premises; provided that Landlord may retain such security deposit as security for the payment of any adjustment in rent following an expiration or by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Landlord may retain such security deposit as security for the payment of any adjustment in rent following an expiration or termination pursuant to paragraph 7 (c) above and shall, upon termination of such adjustment, apply the retained security deposit against any deficiency due Landlord and return the balance, if any, to Tenant. No trust relationship is created herein between Landlord and Tenant with respect to the deposit. Such security deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in cash of default by Tenant.

32. No Partnership. It is expressly understood that Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

33. Recording. Tenant shall not record this Lease without the prior written consent of Landlord.

34. Modification and Financing Conditions. Landlord has obtained financing and may seek to obtain further financing for the Building, portions thereof, and the operation thereof, secured by mortgages or deeds of trust encumbering the Building. Landlord may also elect to enter into a ground lease of the Building. If any mortgage lender should require, as a condition of such financing, or pursuant to rights of approval set forth in the mortgage or deed of trust encumbering the Building, or if any ground lessee should require, as a condition of such ground lease pursuant to rights of approval set forth therein, any modification of the terms or conditions of this Lease, Tenant agrees to execute such modification or amendment, provided that such modification or amendment (1) shall not increase the rental or Tenant's share of any costs in addition to minimum rent, (b) shall not materially interfere with Tenant's use or occupancy, and (c) if requested by a mortgage lender with a lien on the Building or a ground lessee pursuant to a ground lease effective as of the date hereof, shall have been requested prior to thirty (30) days after the date hereof. If Tenant should refuse to execute any modifications so required within ten (10) days after receipt of same, Landlord shall have the right by notice to Tenant to cancel this Lease, and upon such cancellation Landlord shall refund any unearned rental or security deposit, and neither party shall have any liability thereafter accruing under this Lease except as provided in paragraph 15 above.

35. Waiver. The waiver by Landlord of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any other then existing or subsequent breach of the same or any other term, covenant, agreement or condition herein contained. Nor shall any custom or practice which may develop between the parties in the administration of the terms hereof be construed to waive or to lessen the right of the Landlord to insist upon the performance by Tenant in strict accordance with such term. The subsequent acceptance of rent or any other sum of money or other performance hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular rent or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent or other sum or performance.

36. Notices and Consents. All notices, demands, consents or approvals which may be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord at the address specified in the Basic Lease Information, or to such place as Landlord may from time to time designate in a notice to Tenant; or, in the case of Tenant, delivered to Tenant at the premises. Tenant hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder and person or persons in charge of or occupying the premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the premises.

37. Complete Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, understandings, if any between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease or the Building. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is solely upon the representation contained herein. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

38. Corporate Authority. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of the Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the state in which the Building is situated, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so.

39. Limits to Tenant's Remedy. If Landlord should default in the performance of its obligations hereunder, it is understood and agreed that any claims by Tenant against Landlord shall be limited in recourse to Landlord's interest in the Building. Tenant expressly waives any and all rights otherwise to proceed on a recourse basis against Landlord, the individual partners or Landlord, or the officers, directors and shareholders of any corporate partner of Landlord.

40. Brokers. Tenant warrants that it has had no dealing with any real estate broker or agents in connection with the location or negotiation of this Lease other than any broker or agent identified in paragraph 45 below.

41. No Light and Air Easement. No diminution or shutting off of light, air, or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in any way affect this Lease or impose any liability on Landlord.

42. Miscellaneous. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The terms, covenants, agreements and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto. If any provisions of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect. Landlord and Tenant agree that each party and its counsel have reviewed this Lease and that the normal rule of construction to the effect that ambiguities are to be resolved against the drafting party is not appropriate and shall not be employed in the interpretation of this Lease. This Lease shall be governed by and construed pursuant to the laws of the state in which the Building is situated.

43. Signs.

     (a) Tenant shall purchase and erect one sign on the front of the premises not later than the date Tenant opens for business or within thirty (30) days of date of commencement of the Lease, whichever is sooner. Such sign shall be subject to Landlord's approval including, without limitation, location, size and design. It is Tenant's responsibility to maintain, repair and replace said sign as required by Landlord during the tenure of this Lease. Upon termination of this Lease said sign shall immediately become the property of the Landlord, and by execution of this Lease, Tenant assigns all ownership of said sign to Landlord upon said termination.

     (b) Tenant shall keep the display windows and signs of the premises well lighted until 12:00 midnight each night or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, and shall maintain adequate night lights thereafter.

     (c) Without the prior written consent of Landlord, Tenant shall not place or permit to be placed (1) any sign, advertising material or lettering upon the exterior of the premises or (2) any sign, advertising material or lettering upon the exterior or interior surface of any door or show window or at any point inside the premises from which the same may be visible from outside the premises. Upon request of Landlord, Tenant shall immediately remove any sign, advertising material or lettering which Tenant has placed or permitted to be placed in, on or about the premises contrary to the provisions of the preceding sentence, and if Tenant fails so to do, Landlord may enter upon the premises to remove the same at Tenant's expense. Tenant shall comply with such regulations as may from time to time be promulgated by Landlord governing signs, advertising material or lettering of all tenants in the retail area, provided that Tenant shall not be required to change any sign or lettering that was in compliance with applicable regulations at the time it was installed or placed in, on or adjacent to the premises.

44. Surrender of Premises. At the termination of this Lease, or any renewal term thereof, Tenant shall surrender the premises in the same condition (subject to the removals herein required) as the premises were on the date the Tenant opened the premises for business with the public, reasonable wear and tear expected, and shall surrender all keys for the premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes, and vaults, if any, in the premises. Tenant, during the last thirty (30) days of such term, shall remove all its trade fixtures, and to the extent required by Landlord by written notice, any other installations, alterations or improvements provided for in paragraph 11 hereof, before surrendering the premises as aforesaid and shall repair any damage to the premises caused thereby. Tenant's obligation to observe or perform any covenant of this Lease shall survive the expiration or other termination of the Lease Term.

45. Additional Provisions.
See Addendum One.





*** [46. Usufruct. This contract and Lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord and Tenant has only a usufruct which is not subject to levy and sale.]

IN WITNESS HEREOF, Landlord and Tenant have caused this instrument to be duly executed, sealed and delivered on the date set forth below.

TENANT                                               LANDLORD

By /s/ Robert Bernardi                    CENTURY PERTIES FUND XX,
  ----------------------------------      a California limited partnership
                                          owner of Linpro Park I
------------------------------------
By                                        By:  Metric Management, Inc.,
  ----------------------------------           a Delaware Corporation,
                                               its agent
------------------------------------
Date of Execution                         Date of Execution

By Tenant: /s/ Robert Bernardi            By  Landlord: /s/ Richard A. Faber
          --------------------------                   ------------------------
                                                        Richard A. Faber
                                                        Vice President

                          *                 /s/ Witness                       *
---------------------------               -------------------------------------
         Witness                                     Witness

                          *                                                   *
---------------------------               -------------------------------------
         Witness                                     Witness

                                          Acknowledgment Attached**

                                          Seal***

  *For use in Florida only.
 **For use in Washington, Arizona and North and South Carolina.
***For use in Georgia only.

                                    EXHIBIT A

                          Legal Description of Building



All that tract of land situated in the County of Fairfax, Virginia, and more particularly described as follows:

Parcel 1-B, being part of Block 1, Section 911, RESTON, containing 4.41172 acres as the same appears duly dedicated platted and resubdivided in Deed Book 5644, page 764, among the land records of Fairfax County, Virginia.

TOGETHER WITH Sanitary Sewer Easement across a portion of Block 3, Section 911, RESTON, recorded in Deed Book 5626, page 1350 among the aforesaid land records.

AND FURTHER TOGETHER WITH 10' Sanitary Sewer Easement recorded in Book 2870, page 526, and shown on plat recorded in Deed Book 4775, page 139, among the aforesaid land records.

AND TOGETHER WITH AND SUBJECT TO Easements contained in Declaration of Covenants and Cross-Easement Agreement recorded in Deed Book 5821, page 4, among the aforesaid land records.

Private/Team/Ateam/linpro/exhbt-A.doc

                                   EXHIBIT B
                                   ---------

                                                                 Rentable
Floor                 Suite                                      Square Feet
-----                 -----                                      -----------

1st                   105                                         4,523

                                   EXHIBIT B

                            [GRAPHIC APPEARS HERE]



LINPRO PARK I                           DONNALLY, LEDERER, VUJCIC, L.L.C.
--------------------------------------------------------------------------------
PROJECTS\STUDLEY\LINPRO\BASEBLDG        9401 KEY WEST AVE. ROCKVILLE MD 20860
SCA1E: 1:30      DVC BY: RLM    9/23/97 PH. (301) 590--9666, FAX (301) 590--2671

7. In the case of invasion, mob, riot, public excitement, or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such an action as Landlord deems appropriate, including closing entrances to the Building.

8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

9. Except with prior consent of Landlord, no Tenant shall sell, or permit the sale in the premises or use or permit the use of any common area for the sale of newspapers, magazines, periodicals, theatre tickets or any other goods, merchandise or service. Tenant shall not carry on, or permit or allow any employee or other person to carry on the business of stenography, typewriting, or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such Tenant's lease.

10. Tenant shall not use any advertising media which may be heard outside of the premises, and Tenant shall not place or permit the placement of any radio or television, or other communications antenna, loudspeaker, sound amplifier, phonograph, searchlight, flashing light or other device of any nature on the roof or outside of the boundaries of the premises (except for Tenant's approved identification sign or signs) or at any place where the same may be seen or heard outside of the premises.

l1. All loading and unloading of merchandise, supplies, material, garbage and refuse shall be made only through such entryways and elevators and at such times as Landlord shall designate. In its use of the loading areas the Tenant shall not obstruct or permit the obstruction of said loading area and at no time shall park or allow its officers, agents or employees to park vehicles therein except for loading area and at no time shall park or allow its officers, agents or employees to park vehicles therein except for loading and unloading.

12. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Building.

l3. The freight elevator shall be available for use by all Tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the Tenant.

14. The directory of the Building will be provided for the display of the name and location of Tenants and a reasonable number of the principal officers, partners and employees of Tenants, and Landlord reserves the right to exclude any other names therefrom. Any additional name which Tenant shall desire to place upon said bulletin board must first be approved by Landlord, and, if so approved, a charge will be made therefor.

15. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

16. No Tenant shall obtain for use in the premises, ice, drinking water, food beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

17. Each Tenant shall see that the doors of its premises are closed, locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall be liable for, and shall indemnify Landlord against and hold Landlord harmless for, from and against all injuries sustained by other Tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all Tenants shall keep the doors to the Building corridors closed at all times except for ingress or egress.

18. No Tenant shall use any portion of the common area for any purpose when the premises of such Tenant are not open for business or conducting work in preparation therefor.

19. The requirements of the Tenants will be attended to only upon application by telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

20. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Building.

21. These Rules and Regulations are in addition to and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of premises in the Building.

22. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                  ADDENDUM ONE
                                  ------------


This Addendum is attached to and made a part of the Lease by and between Century Property Fund XX (Landlord) and The Music Connection Corporation and sets forth additional terms agreed upon by the parties. In the event of any conflict between any provisions of this Addendum and any provisions of the Lease and Exhibits thereto, the provisions of this Addendum shall control. Except as otherwise modified herein, all terms and provisions of this Lease shall remain in full force and effect.

1)   RENT
     ----

     A) The Minimum Rent hereinafter referred to as "Base Rental" shall be increased annually by 3% above the preceding year's Base Rental commencing with the first anniversary of the Lease. This annual increase shall be known as the "Base Rental Adjustment."

                   Period                          Base Rental
                   ------                          -----------

                   Year One                        $22.50 psf
                   Year Two                        $23.18 psf
                   Year Three                      $23.87 psf
                   Year Four                       $24.59 psf
                   Year Five                       $25.32 psf
                   Year Six                        $26.08 psf
                   Year Seven                      $26.87 psf

     B) Current Rent shall be defined as the current monthly rent equal to the sum of the current monthly Base Rental plus the current monthly charge for Excess Operating Expenses.


2)   OPERATING EXPENSES
     ------------------

     A) Base Year shall be defined as calendar year 1998 which commences the 1st of January and ends on the 31st of December.

     B) Tenant's prorata share of Operating Expenses that exceed Base Operating Expenses shall be known as "Excess Operating Expenses".

     C) In the event the Building is less than 90% occupied during the Base Year, Base Operating Expenses shall be grossed up to reflect 95% occupancy. In addition, Property Taxes shall reflect a fully improved and fully assessed Building for purposes of calculating Base Year Property Taxes in determining the Base Operating Expenses.

     D) (i) Section 1(e) of the Lease shall be modified to include all utility costs paid or incurred in connection with the operation, maintenance and repair of the Building. Such utilities shall include but not be limited to electric, gas, water, sewer, waste disposal and other reasonable utility costs.

          (ii) Section 1(e) shall be further modified to include other reasonable and customary costs paid or incurred in connection with the operation, maintenance and repair of the Building provided they do not conflict with any Operating Expense exclusions provided for in the Lease or Addendum.

3)   OPERATING EXPENSES EXCLUSIONS
     -----------------------------

     A)   Operating Expenses shall be defined so as to exclude the following:

              (i)     Any ground lease rental;

              (ii) Capital expenditures required by Landlord's failure to comply with laws enacted on or before the Building receives a Temporary Certificate of Occupancy;

              (iii) Costs incurred by Landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is entitled to reimbursement for such costs;

              (iv) Costs incurred by Landlord for the repair of damage to or defects in the Building or the Development to the extent that Landlord is reimbursed by insurance proceeds or by warranties;

              (v) Costs, including permit, license and inspections costs, incurred with respect to the installation or repair of tenant improvements made for other tenants in the Building or the Development or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building or the Development;

              (vi) Depreciation and amortization, except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation and amortization would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

              (vii) Leasing commissions, attorneys' fees, and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building or the Development;

              (viii) Costs incurred by Landlord for alterations which are considered capital improvements and replacement under generally accepted accounting principles, consistently applied, except as provided in (vi) above or (xxi) below;

              (ix) Costs of a capital nature; except as provided in (vi) above or (xxi) below, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles, consistently applied;

              (x) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are provided to another tenant or occupant;

              (xi) Costs incurred by Landlord due to the violation by Landlord or any tenants of the terms and conditions of any lease or due to the gross negligence or willful misconduct of Landlord or Landlord's agents, employees or representatives or of independent contractors;

              (xii) Overhead and profit increments paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building or the Development to the extent the same exceeds the costs of such services rendered by unaffiliated third parties on a competitive basis;

              (xiii) Interest points and fees on debt or amortization on any mortgage or mortgages encumbering the Building or the Development;

              (xiv) Subject to (xii) above and to the management and administrative fee for the Building and supervision fee for the Common Areas described in the lease, Landlord's (or any of its partners') general corporate overhead and general and administrative expenses;

              (xv) Any compensation paid to floor parking attendants in the parking facilities or persons in commercial concessions operated by Landlord in the Building or in the parking facilities;

              (xvi) Subject to (xxi), rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services;

              (xvii) All items and services for which Tenant or any other tenant reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

              (xviii) Advertising and promotional expenditures;

              (xix) Electric power costs or other utilities for which any tenant directly contracts with the local public service company;

              (xx) Services provided and costs incurred in connection with restriping (other than repairs and maintenance) any of the parking facilities or in connection with providing tandem parking;

              (xxi)  a)  Costs for capital improvements made to reduce Operating
                         Expenses above the amount reasonably anticipated to be saved as the result of such capital improvement; i.e., except as otherwise provided herein, costs for capital items may be passed through as an Operating Expenses cost only to the extent such items are, in the reasonable discretion of Landlord, anticipated to reduce Operating Expenses, and such costs will be adjusted as the reduction in specific Operating Expenses are known so that costs for that capital improvement will be included as an Operating Expense each year only to the extent of actual savings each year;

                     b) Costs for capital improvements required by governmental authority for compliance with any applicable laws, regulations, rules or orders which become effective subsequent to the execution date of this Lease;

                     c) All capital improvement costs shall be amortized over their useful life as reasonably determined by Landlord in accordance with customary property management practice and the amortization shall include interest at the greater of 10% per annum or the prime rate published in the Wall Street Journal at the time the capital improvement is made;

              (xxii) Tax penalties incurred as a result of Landlord's negligence or inability or unwillingness to make payments when due, it being agreed that all assessments which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments shall be paid by Landlord in the maximum number of installments permitted by law and charged as Operating Expenses only in the year in which the assessment installment is actually paid;

              (xxiii) Taxes and assessments directly attributable to the above standard tenant improvements of other tenants or taxes and assessments attributable to the property of other tenants whether or not such taxes or assessments are separately paid by such tenants;

              (xxiv) Costs of construction and maintenance of exterior or monument signage identifying and belonging to any tenant(s) of the Building. Monument signage for the project which includes tenant identification is an allowable operating cost;

              (xxv) Costs of replacing or retrofitting the HVAC system to comply with current laws that regulate or prohibit the use or release of chloroflourocarbons (CFC's) or hydrocarbons (HCFC's); and

              (xxvi) Any other items expressly excluded from Operating Expenses pursuant to the provisions of this Lease.

4)   TAXES
     -----

     A) Notwithstanding any provision of this paragraph expressed or implied to the contrary, "real property taxes" shall not include Landlord's federal or state income, franchise, inheritance or estate taxes or any taxes excluded from Operating Expenses pursuant to Section 3 of this Addendum.

5)   SQUARE FOOTAGE
     --------------

     A) The Premises contain 4,523 square feet of rentable area as defined in the Lease and Exhibit B thereto. All references to square footage in the Lease, Exhibits and Addendums attached thereto shall be rentable square feet unless otherwise specifically noted.

6)   IMPROVEMENTS
     ------------

     A) Landlord shall deliver the Premises in "as is" condition and provide Tenant with a renovation allowance equal to $15.00 per square foot. Tenant shall be responsible for all renovation costs including but not limited to demising partition, demolition, construction, permits, architectural and MEP fees. Tenant may use up to $2.00 per square foot out of its allowance for "non improvement costs" including those associated with data, phone and security systems. Landlord shall have the right to review and approve Tenant's final space plan. Landlord shall perform the renovations contained in Tenant's final space plan and Tenant shall reimburse Landlord for any and all costs associated therewith in excess of the renovation allowance. Tenant shall reimburse Landlord for such excess renovation cost under the following schedule: 50% advance deposit prior to commencing renovations and the 50% remaining balance shall be due upon the earlier of 1) substantial completion of the renovations or 2) occupancy of the premises by Tenant. Any work performed by Tenant shall be completed in a lien free manner in accordance with paragraph 12 of the Lease.

7)   OPTION TO RENEW
     ---------------

     A) So long as Tenant is not in default under this Lease, either at the time of exercise or at the time the extended term commences, Tenant will have the option to extend the initial seven (7) year term of this Lease for an additional period of five (5) years (the "Option
          Period") on the same terms, covenants, and conditions of this Lease, except that the monthly rent during the option period will be determined pursuant to paragraph (B). Tenant will exercise its option by giving Landlord written notice ("Option Notice") at least nine (9) months prior to the expiration of the initial term of this Lease.

     B)   The Current Rent for the Option Period will be determined as follows:

          (i) Landlord and Tenant will have fifteen (15) days after Landlord receives the Option Notice within which to agree on the then-fair market rental value of the premises, as defined in paragraph
               (B)(iii), and rental increases to the monthly rent for the Option Period. If Landlord and Tenant agree on the Current Rent for the Option Period within fifteen (15) days, they will amend this Lease by stating the initial monthly rent and rental increases for the Option Period.

          (ii) If Landlord and Tenant are unable to agree on the Current Rent for the Option Period within fifteen (15) days, then, the Current Rent for the Option Period will be the then-fair market rental value of the premises as determined in accordance with paragraph(B)(iv) and the periodic rental increases will be consistent with the current market standards for rent increases at that time, in amounts and at frequencies determined by the appraisers pursuant to paragraph (B)(iv).

          (iii) The "then-fair market rental value of the premises" means what a landlord under no compulsion to lease the premises and a tenant under no compulsion to lease the premises would determine as rents (including monthly rental and rental increases) for the Option Period as of the commencement of the Option Period, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the premises, and the rent for comparable buildings located in the vicinity of Reston, Virginia. In addition, prevailing market concessions then being offered in Reston for comparable buildings shall also be taken into account. The then-fair market rental value of the premises and the rental increases in the monthly rent for the Option Period will not be less than 105% of the previous lease year's Base Rental.

          (iv) Within seven (7) days after the expiration of the fifteen (15) day period set forth in paragraph (B)(ii), Landlord and Tenant will each appoint a real estate appraiser with at lease five (5) years' full-time commercial appraisal experience in the area in which the premises are located to appraise the then-fair market rental value of the premises. If either Landlord or Tenant does not appoint an appraiser within ten (10) days after the other has given notice of the name of its appraiser, the single appraiser appointed will be the sole appraiser and will set the then-fair market rental value of the premises. If two (2) appraisers are appointed pursuant to this paragraph, they will meet promptly and attempt to set the then-fair market rental value of the premises. If they are unable to agree within thirty
                (30) days after the second appraiser has been appointed, they will attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set the then-fair market rental value of the premises. If they are unable to agree on the third appraiser, either Landlord or Tenant, by giving ten (10) days' prior notice to the other, can apply to the then-presiding judge of the Fairfax County Court for the selection of a third appraiser who meets the qualifications stated in this paragraph. Landlord and Tenant will bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, must be a person who has not previously acted in any capacity for either Landlord or Tenant.

                Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers will set the then-fair market rental value of the premises. If a majority of the appraisers are unable to set the then-fair market rental value of the premises within thirty (30) days after the selection of the third appraiser, the three (3) appraisals will be averaged and the average will be the then-fair market rental value of the premises.

8)   SUPPLEMENTAL HVAC
     -----------------

     A) All supplemental HVAC units for Tenant's premises shall be separately metered and the cost of the meter installation and all utility charges the sole responsibility of the Tenant.

     B) Landlord shall supply (existing extra) HVAC unit to be used by tenant for computer room at no additional charge.

9)   SERVICES
     --------

     A) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors, restrooms, windows, mechanical, plumbing and electrical systems and the structure itself, in reasonably good order and condition except for damage occasioned by the act of Tenant or Tenant's invitees, which damage shall be repaired by Landlord at Tenant's expense.

          Landlord shall furnish the Premises with (1) electricity for lighting and the operation of office machines, (2) heat and air conditioning to the extent reasonably required for comfortable occupancy by Tenant in its use of the Premises during regular building hours (except holidays), or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, [(3) elevator service], (4) initial lighting installation (for building standard lights), (5) restroom supplies,
          (6) window washing with reasonable frequency, (7) janitorial service five nights per week (except labor holidays) furnished in the manner that such service is customarily furnished in comparable office buildings in the locale of the Building. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the

          Building, subject to Paragraph 10 of the Lease and Section 8(c) of this Addendum. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

          Whenever heat generating machines or lighting equipment other than building standard lights are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises, and the cost of such facilities and modifications shall be borne by Tenant. Tenant shall also pay as additional rent the cost of providing all heating or cooling energy to the Premises in excess of that required for normal office use or during hours requested by Tenant when heat or air conditioning is not otherwise furnished by Landlord. If Tenant installs lighting requiring power in excess of that required for normal office use in the Building or if Tenant installs equipment requiring power in excess of that required for normal desk-top office equipment or normal copying equipment, Tenant shall pay for the cost of such excess power as additional rent, together with the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises.

          Landlord at the commencement of this Lease shall equip the standard electrical fixtures of the Premises with light globes and fluorescent tubes and ballasts, as the case may be; replacement thereof shall be Tenant's responsibility and cost, and if Tenant shall request Landlord to replace same, then the cost shall be paid by Tenant to Landlord.

     B) Regular building hours are 7:30 a.m. to 6:00 p.m. Monday through Friday and Saturday 8:00 a.m. to 12:00 p.m. (Noon) exclusive of building holidays which for purposes of this Lease are:

          .        New Years Day
          .        Martin Luther King Day
          .        George Washington Day
          .        Memorial Day
          .        Independence Day
          .        Labor Day
          .        Columbus Day
          .        Veterans Day
          .        Thanksgiving Day
          .        Christmas Day

     C) In the event Landlord shall be unable to supply power, water or HVAC services for seven (7) consecutive days, Landlord shall abate Tenant's rent until such services are restored.

     D) In the event the HVAC system is insufficient to meet reasonable standards for comparable properties in Reston, Virginia, the cost of any HVAC modifications or additions shall be borne by Landlord.

     E) Tenant shall have access to the Premises 24 hours daily during the term of the Lease.

10)  INDEMNIFICATION
     ---------------

     A) Landlord shall hold Tenant harmless for, from and against and defend Tenant against any and all claims, liability, damage or loss, and for, from and against all costs and expenses, including reasonable attorneys' fees, arising out of any injury to or death of any person or damage to or destruction of any property, from any cause whatsoever occurring in or about the common areas or a portion of the Building not occupied by Tenant, except when such injury or damage shall be caused in whole or in part by the act, neglect, default or omission of any duty by Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any said persons in or about or concerning the common areas or portions of the Building not occupied by Tenant

11)  PARKING
     -------

     A) Tenant shall have the right to park 5.0 automobiles per 1,000 square feet leased on the surface parking area free of charge during the term of this Lease. Notwithstanding anything contained herein to the contrary, the parking area will be impacted by VDOT during the widening of Wiehle Avenue which Tenant acknowledges is beyond Landlord's control and shall not constitute a Landlord default or interruption in services due to the activities associated with the road work. Landlord will use commercially reasonable efforts to alleviate problems in the event of material parking problems caused by VDOT.

12)  HOLDOVER
     --------

     A) The holdover rental pursuant to Section 29 of the Lease shall be as follows:

          . Holdover with Landlord's consent will be 150% of the Current Rent (subject to continuing escalations) up to a maximum of three months. Holdover thereafter shall be 200% of the Current Rent (subject to continuing escalations).

          . Holdover without Landlord's consent will be 200% of the Current Rent (subject to continuing escalations).

13)  ASSIGNMENT AND SUBLETTING
     -------------------------

     A) Tenant shall have the right to fully assign or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, subject only to obtaining Landlord's prior written consent regarding the Subtenant, which consent will not be unreasonably withheld or delayed. Approval or consent shall not be required for a sublet or assignment to any related entity or affiliate or successor of Tenant. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be void and shall constitute a default. No consent to any assignment, encumbrance or sublease shall constitute a waiver of the provisions of this Section with respect to any subsequent assignment, encumbrance or sublease. Landlord shall have the right to require any assignee or subtenant which is not a Tenant related entity or affiliate, to establish a reasonable Security Deposit prior to Landlord consent. Tenant shall be and remain liable and responsible for payment and performance of all obligations under the Lease pursuant to any permitted assignment or sublease.

     B) If for any proposed assignment or sublease approved by Landlord, Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder fifty percent (50%) of the profit or other consideration received by Tenant promptly after its receipt, unless such subtenant or assignee is a Tenant related entity or affiliate in which case Tenant may keep one-hundred percent (100%) of the profit payments received by Tenant. Profits shall be defined as sublet revenue less sublet expenses which shall include by way of example and not be limited to: rental abatement, operating expenses, construction/renovation costs, architectural and design fees, legal and accounting fees, brokerage commissions, marketing and advertising costs, moving allowances, cash allowances, and other reasonable and customary expenses.

     C) Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting. Regarding this paragraph (c) and any change in Tenant's controlling interest as stated herein as of the date of this Lease, Tenant shall provide Landlord with financial or other reasonable information requested by Landlord, regarding any such change in Tenant's interest. Landlord's consent regarding any change in Tenant's controlling interest shall not be unreasonably withheld or delayed. Provided Tenant is not in default, Landlord shall not have the ability to recapture any subleased space during the initial or any extended term of the Lease.

14)  REPAIRS AND MAINTENANCE
     -----------------------

     A) Notwithstanding the provisions of Section 13 of the Lease, Landlord shall repair and maintain the structural portions of the Building, including but not limited to the roof, the basic plumbing, air conditioning, heating and electrical systems, installed and furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failures shall persist for an unreasonable time, considering all factors, including the availability of material, utilities and labor, after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of rent and no liability of Landlord by reason of any injury to interference with Tenant's business arising from the making or failure to make any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances, and equipment therein, except where such injury is a result of Landlord's negligence. Landlord shall be responsible for the cost of damage, repairs or maintenance directly resulting from the negligence or willful misconduct of the Landlord, its authorized agents or employees.

     B) Except for maintenance and repairs caused by Tenant as described in Paragraph (A) above, Tenant's responsibilities under the repairs and maintenance provisions of this Lease shall be limited to those improvements constructed specifically for Tenant and shall not include building mechanical, plumbing or electrical systems unless such systems were constructed as a part of Tenant's improvements (for example, supplemental HVAC).

15)  SIGNAGE
     -------

     A) Tenant shall have the right to install its sign or logo on 50% of the area contained on a single standard sign panel located on each of the project's exterior monument signs. The signage text or logo color shall be consistent with existing standard project signage and Landlord shall have sole and absolute discretion regarding the approval of any and all signage.

     B)   Paragraphs (a) and (b) of Section 43 in the Lease are hereby deleted.

16)  BROKERAGE AND AGENCY DISCLOSURE
     -------------------------------

     A) In this transaction, Julien J. Studley, Inc. represents the Landlord. The Landlord shall be responsible for all brokerage fees associated with this transaction. Landlord and Tenant hereby acknowledge that the above agency disclosures were made at the beginning of the transaction process and the parties hereby consent to the above.

     B) Tenant and Landlord each represent and warrant that they have not dealt with any real estate brokers, agents or finders other than Julien J. Studley, Inc. and The Trammell Crow Company. Each party hereby agrees to indemnify the other from liability arising from any breach of such representation and warranty including costs of reasonable attorneys fees in connection therewith.

17)  USE
     ---

     A) Landlord represents that it is unaware of any "Hazardous Materials" on the site or in the building. In addition, Landlord represents and warrants that the air in the Demised Premises and the Common Areas are free and shall remain free, during the term of this Lease, of any concentrations of asbestos or radon that violate any Federal, State Local laws or present a health hazard to Tenant's employees or customers. Landlord shall promptly cure any such asbestos or radon hazard. Tenant has the duty to notify Landlord of any hazardous materials that Tenant or Tenant's employee's become aware of so that Landlord may initiate appropriate action.

18)  ADDRESSES FOR NOTICE
     --------------------

     Tenant's address for notices:
     (Prior to occupancy)                       (After occupancy)

     THE MUSIC CONNECTION CORP.                 THE MUSIC CONNECTION CORP.
     250 Exchange Place                         1831 Wiehle Avenue
     Suite A                                    Suite 105
     Herndon, VA 20170                          Reston, VA 20190


     Landlord's address for notices:

     Metric Property Management
     1100 Circle 75 Parkway
     Suite 710
     Atlanta, GA 30339
     Attn:  Regional Vice President

19)  SECURITY DEPOSIT/LETTER OF CREDIT
     ---------------------------------

     In addition to the cash security deposit equal to one month's rent, Tenant shall provide Landlord with an irrevocable Letter of Credit in the amount of $50,000 within five (5) days of execution of this Lease. The Letter of Credit shall be in a form acceptable to Landlord and from a national or large regional financial institution approved by Landlord in its sole but reasonable discretion. The Letter of Credit can be removed upon three (3) years of Tenant faithfully meeting its lease obligations without any events of default occurring. The Letter of Credit shall be treated as an additional security deposit under the terms and conditions contained in
     Section 31 of the Lease.

TENANT

THE MUSIC CONNECTION CORPORATION


BY: /s/ Robert Bernardi
   ------------------------------
NAME:
     ----------------------------
TITLE:
      ---------------------------
DATE:
     ----------------------------
WITNESS:
        -------------------------


LANDLORD

CENTURY PROPERTIES FUND XX,

a California limited partnership
owner of Linpro Park I


By:     Metric Management, Inc.,
        a Delaware Corporation,
        its agent

By: /s/ Richard A. Faber 1/27/98
   -----------------------------------
        Richard A. Faber
         Vice President

                                  AMENDMENT TWO
                                  -------------

This Amendment Two is attached to and made a part of the Lease by and between Century Properties Fund XX (Landlord) and The Music Connection Corporation and sets forth additional terms agreed upon by the parties. In the event of any conflict between any provisions of this Amendment Two and any provisions of the Lease (including Addendum One, Amendment One and Exhibits thereto), the provisions of this Amendment Two shall control. Except as otherwise modified herein, all terms and provisions of the Lease shall remain in full force and effect.


1)       TERM COMMENCEMENT/RENT COMMENCEMENT/EXPIRATION
         ----------------------------------------------

The Term Commencement Date is June 26, 1998, which represents the Tenant move-in date. The Term Expiration Date shall be June 30, 2005. Rent shall commence and be payable effective June 26, 1998. The prorated rent due for June is one thousand four hundred thirteen and 44/100 ($1,413.44).



TENANT

THE MUSIC CONNECTION CORPORATION

BY: /s/ Robert Bernardi
   -----------------------------------
NAME: Robert P. Bernardi
     ---------------------------------
TITLE: Chairman/CEO
      --------------------------------
DATE: 7/27/98
     ---------------------------------
WITNESS: /s/ witness
        ------------------------------


LANDLORD

CENTURY PROPERTIES FUND XX,
a California limited partnership
Owner of Linpro Park One

By:  Metric Management, Inc.,
     a Delaware Corporation,
     Agent For Owner



By:
   -----------------------------------
   Tim Brock, Regional Vice President

1)    TERM COMMENCEMENT AND EXPIRATION
      --------------------------------

The Lease is scheduled to commence on April 1, 1998. However, the Premises might not be ready for occupancy by that date. Provided that Tenant has diligently pursued all tasks required to complete the renovation improvements and has not caused any delays by its actions or failure to act, Landlord will consider adjusting the Term Commencement Date to reflect the actual completion date.

The Lease term shall run for seven (7) years from the actual Term Commencement Date through the Term Expiration Date. The actual Term Commencement Date will documented in an estoppel certificate which shall be completed shortly after occupancy. In the event the Term Commencement Date commences on a date other than the first of the month, the Term Expiration Date shell be seven (7) years starting from the first full month following the Term Commencement Date.

2)    SECURITY DEPOSIT/LETTER OF CREDIT
      ---------------------------------

In lieu of the Letter of Credit Tenant is required to provide as described in Addendum One, Tenant shall have the option to provide Landlord with an additional cash security deposit in the amount of $50,000 Landlord shall place the supplemental security deposit in an interest bearing account (certificate of deposit or money market at Landlord's discretion). This supplemental security deposit plus accrued interest shall be returned upon three (3) years of Tenant faithfully meeting its lease obligations without any events of default occurring. The Letter of Credit and/or the supplemental security deposit shall be treated as an additional security deposit under the terms and conditions contained in Section 31 of the Lease.


TENANT

THE MUSIC CONNECTION CORPORATION

BY: /s/ Robert Bernardi
   -----------------------------------
NAME: Robert P. Bernardi
     ---------------------------------
TITLE: Chairman/CEO
      --------------------------------
DATE: March 20, 1998
     ---------------------------------
WITNESS: /s/ witness
        ------------------------------



LANDLORD

CENTURY PROPERTIES FUND XX,
a California limited partnership

By:  Metric Management, Inc.,
     a Delaware Corporation,
     as Attorney-In-Fact

By: /s/ Richard A. Faber
   -----------------------------------
        Richard A. Faber
        Vice President